[***] Portions redacted in accordance with request for confidential treatment and filed separately with SEC.
Commercial Agreement

concerning the purchase
of

commercially traded
Products

Contract no. of	2004-1433 24.12.2004

	valid from	24.12.2004

Contract between	Swisscom Mobile AG, CH-3050 Bern / Switzerland		as purchaser hereinafter referred to as „Swisscom Mobile“

and			as Supplier
	IXI MOBILE (EUROPE) LTD		hereinafter referred to as „Supplier“
37 Broadhurst Gardens

London NW6 3WT

United Kingdom

Swisscom Mobile AG Purchasing & Handset Management CH-3050 Berne / Switzerland	Created in: Printed in: Created by:	May 2004 Wednesday, 23 Jun 2004 Handset Sourcing Team

Commercial Agreement
Commercially traded Products
Supplier
Page: 2

Content:

1	Subject of the Commercial Agreement	4

2	Parts of the Commercial Agreement	4

3	Deliverables of Supplier	5
3.1	Samples, Dummies and Accessories	5
3.2	Product-Information/Documentation	5
3.3	[***]	6
3.4	Pre-Configuration	6
3.5	Training	6

4	Economic Terms	6
4.1	Pricelist	6
4.2	Payment Terms and Billing	6
4.3	Economical Objectives and Discounts	8

5	Marketing and Promotion Activities 2004	7

6	Shipping and Delivery Terms	8
6.1	Inspection of the Shipments and Acceptance of goods	8
6.2	Place of Performance (Delivery Address)	8
6.3	Passing of the Title
6.4	Terms of Delivery and Shipping	9

7	Import Details and Shipping Instructions	9

8	Guarantee	9

9	Term and Termination of the Commercial Agreement	9
9.1	Term and Termination of the Commercial Agreement
9.2	Amendments to the Commercial Agreement	9
9.3	Severability Clause	10

10	Execution	11

Commercial Agreement
Commercially traded Products
Supplier
Page: 3

1	Subject of the Commercial Agreement

Within the scope of the Frame Agreement concerning the purchase of Handsets and Accessories Contract no. 2004-1432, dated from 24.12.2004, agreed between Swisscom Mobile as Operator and IXI Mobile as Supplier, in which this Commercial Agreement states the economic terms and conditions in connection with the Delivery for reselling of all commercially traded Products from Supplier. It shall also include technical specifications, special agreements or information.

2	Parts of the Commercial Agreement

The following documents form integral parts of the Commercial Agreement in the order they are listed:

i.	This Commercial Agreement document

ii.	The respective confirmed Purchase Order

ii.	Local Annexes

•	Annex A “Pricelist”
•	Annex B “Process of the Rolling Volume Forecast”
•	Annex C “Contacts of the Parties”
•	Annex D “Handset Term Sheet” (as a template)

Both Parties confirm that they are in possession of the above-mentioned documents. Supplier understands the Contractual Structure and accepts it as stated in the Global Annex 1 “Scheme of Contractual Structure” of the Frame Agreement.

The above-mentioned list of Commercial Agreement documents is not exhaustive as new documents (Annexes) may be added from time to time on mutual agreement of the Parties. Especially technical specifications of certain types of Products can be added to this Commercial Agreement or as binding description to the relevant order as agreed by the Parties.

Annex A is subject to changes from time to time by Supplier. Always the latest pricelist of Supplier shall constitute the Local Annex A "Pricelist" of this Commercial Agreement.

In case of contradictions between the Commercial Agreement and the Local Annexes the Commercial Agreement shall prevail unless the Local Annexes state explicitly a wilful deviation of the Parties from a specified clause of the Commercial Agreement.

The general terms and conditions of Supplier and Swisscom Mobile are waived unless attached to this Agreement.

Commercial Agreement
Commercially traded Products
Supplier
Page: 4

3	Deliverables of Supplier

3.1  Samples, Dummies and Accessories

Marketing samples: If available, Swisscom Mobile shall receive in minimum 2 marketing samples free of charge at least 2 months before the Market Launch.

➢	Delivery Address for marketing samples, Annex C “Contacts of the Parties”

Operator Samples (Test Handsets): With the Sample Availability Swisscom Mobile shall receive 5 Operator Samples: for its quality and security audits free of charge and two samples of the latest related Accessories, if they are not compatible with the existing ones.

➢	Delivery Address for Operator Samples, Annex C “Contacts of the Parties”

Sales Samples: Immediately after Swisscom Mobile has placed the initial order but not before Sample Availability Swisscom Mobile shall receive 30 Sales Samples free of charge for the training, information and instructions of Swisscom Mobile’s sales and support staff.

➢	Delivery Address for Sales Samples, Annex C “Contacts of the Parties”

Dummies: With the Market Launch of a new Handset or Handset type Swisscom Mobile shall receive 300 Dummies for advertising purposes, credited against the marketing budget.

➢	Delivery Address for Dummies, Annex C “Contacts of the Parties

With respect to the obligations above:

“Market Launch” shall be defined as the point in time when the respective products become commercially available to any end user or operator in Europe.

“Initial Sample Availability” shall be defined as the point in time when the first samples of the Product become available to any operator in Europe or 2 months before Market Launch whichever occurs first.

With respect to the obligations above any major change of the Product’s Software after the initial order shall be treated as if a new type had been ordered and Swisscom Mobile shall receive new Samples or a new flash tool for the Samples.

3.2   Product-Information/Documentation

Basically Information & Documentation concerning Products, the Roadmap, the Forecast Meeting or the Handset Board shall be delivered in German or English to the following addresses:

➢	Delivery Address for Basically Information & Documentation, Annex C “Contacts of the Parties”

To inform Swisscom Mobile’s sales staff in an optimal manner the following information and documentation about the Products shall be supplied by Supplier four weeks before the Market Launch:

▪	Weights and measures

Commercial Agreement
Commercially traded Products
Supplier
Page: 5

▪	Speaking and Standby time

▪	Scope of Delivery (content of the packages)

▪	Interoperability of Accessory and new Accessory

▪	official promotion slogan or the advertising short message

▪	most important features

▪	Manuals in German, French, Italian and English on a media carrier like CD-ROM

➢	Delivery Address for Product Information & Documentation, Annex C “Contacts of the Parties”

3.3   [***]

[***]

3.4   Pre-Configuration

All Handsets shall be pre-configured after the requirements of Swisscom Mobile, according to the technical possibilities and ad no additional costs. This includes the configuration of WAP over CSD and/or GPRS as well as the settings of bookmarks. This enumeration is not exhaustive. Swisscom Mobile shall inform Supplier in writing and in good times of the detailed requirements.

3.5   Training

Supplier undertakes to instruct Swisscom Mobile’s sales and support staff upon demand of Swisscom Mobile for new Products (especially of new complex Products). Basic training for train the trainers shall be free of charge for Swisscom Mobile; advanced training upon offer of Supplier. The education shall be practical oriented and shall qualify the trained staffs for consultation, support and promotion activities.

4	Economic Terms

4.1   Pricelist

The actual and agreed prices of the present Product portfolio, which Swisscom Mobile purchases from Supplier, are stated in the Local Annex A “Pricelist” of this Commercial Agreement. Annex A is subject to changes from time to time by Supplier. Always the latest pricelist of Supplier shall constitute the Local Annex A "Pricelist" of this Commercial Agreement.

4.2   Payment Terms, Billing and Place of Performance

All prices are quoted and invoiced in EURO (EUR), excluding value-added tax (V.A.T.), for Delivery DDP (Delivered Duty Paid, INCOTERMS 2000) to Emmen, Switzerland.

Invoices shall be sent in duplicate, quoting the Contract as well as the order number, to the following address:

Commercial Agreement
Commercially traded Products
Supplier
Page: 6

➢	Invoicing Address, Annex C “Contacts of the Parties”

The invoices are payable net within 30 days.

Invoices that are not paid within net 30 days will be subject to interest of 5% per year on the amount due until paid in full.

Benefit and risk shall pass to Swisscom Mobile upon Delivery at the Place of Performance.

Commercial Agreement
Commercially traded Products
Supplier
Page: 7

4.3   Economical Objectives and Discounts

4.3.1	Objectives of Quantity and Turnover

Swisscom Mobile and Supplier may agree to any economical objectives and discounts in the Handset Term Sheet.

4.3.2	Promotion discount

Swisscom Mobile and Supplier may agree to any promotional discount in the Handset Term Sheet.

5	Shipping and Delivery Terms

5.1   Inspection of the Shipments and Acceptance of goods

The inspection of the shipments and the acceptance of goods shall be performed after the following procedure:

1.	Supplier is instructed to advise the Delivery and to inform ALSO ABC (Distributor) about the amount of palettes, which will be delivered the next Working Day.

2.
With respect to drop shipments the plumbs (seals) are inspected. Drop shipments mean Deliveries, which are directly delivered from Supplier to Operator/Distributor (at the Place of Performance 6.2) without transhipment via a shipper (clearing ex factory).

3.	The amounts of pallets as well as the boxes are counted. Boxes are either single items with box-labels, a cardboard box with several items or a pallet.

4.
The shipments are accepted with reservation. With reservation means, that failings and discrepancies can be notified later on. Discrepancies are reported to Supplier within an appropriate time (basically within 24 hours, latest within 5 Working Days).If after 5 days no discrepancies are reported in writing to Supplier the reservations shall be deemed to be removed and the Products shall be deemed to be accepted. Either Swisscom Mobile or ALSO ABC, as the entitled distributor, call and admonish the discrepancies at Supplier.

5.	Notwithstanding above any missing or damaged cartons must be noted on delivering carriers documentations.

5.2   Place of Performance (Delivery Address)

Place of Performance and Delivery address is the following:

➢	Place of Performance, Annex C ”Contacts of the Parties“

Commercial Agreement
Commercially traded Products
Supplier
Page: 8

5.3   Terms of Delivery and Shipping

Supplier shall pay attention to the following rules at Delivery:

-	each item shall be marked with a single EAN-Code to identify and to control it through the flow of goods;

-	the Delivery has to take place only by using normalised euro-pallets;

-	Delivery shall pass with unadulterated palettes or palettes with different Deliverables on it shall be marked;

-	cardboard boxes shall not contain several Products or Product types;

   Delivery of print media:

-	print media shall not be delivered on pallets without making packaging units

-	related to packaging units the following rules shall receive attention:

-	single pieces	no Delivery
	a lot/pack	100 pieces
	a cardboard box	1’000 pieces (10 lots/packs of 100 pieces)
	a pallet	50'000 pieces (50 cardboard boxes of 1000 pieces)

-	packaging units shall be marked with the item-number (EAN-Code), name of the item; pieces of the content and the order-number

6	Import Details and Shipping Instructions

If any import details have to be settled, they shall be done according to the Swisscom Mobile procedure as defined in the Annex 2 of the Frame Agreement “Shipping instructions for Suppliers of Swisscom Mobile AG”.

The forwarding agent of the Supplier is expected to contact and cooperate with the shipper from Swisscom Mobile regarding import matters.

➢	Shipper Address, Annex C “Contacts of Parties”

Swisscom Mobile hereby requests that Supplier shall instruct his forwarding agent to clear all imports to be delivered to Swisscom Mobile through:

VAT No:	457 432
ZAZ-Account:	7856-5

Commercial Agreement
Commercially traded Products
Supplier
Page: 9

7	Commercial Agreement Specifications

7.1   Amendments to the Commercial Agreement

Supplements and amendments to this Commercial Agreement and its elements shall only be valid, if agreed to in writing by both Parties. This shall also apply for the waiver of this provision.

7.2   Severability Clause

If any Provision herein is incomplete or legally not executable for Legal reasons, the other provisions shall remain in full force and effect. In such cases the Parties shall agree to replace any void or invalid provisions by legally valid provisions, which are as equivalent as possible to the original provisions in terms of economy.

8	Term and Termination of the Commercial Agreement

The Commercial Agreement shall come into effect when signed by both Parties.

If Parties agree to continue their business relationship and are involved in negotiations the provisions of the Commercial Agreement shall be valid until a new Commercial Agreement will be signed.

Each Party is authorised to terminate the Commercial Agreement after 31.12.2005 by giving a [***] notice in writing to the other Party.

Commercial Agreement
Commercially traded Products
Supplier
Page: 10

9	Execution

This Commercial Agreement document shall be executed in two copies. Each Party shall receive one signed copy.

Signatures of the Parties

For Supplier:

Chief Executive Officer	Function
Signature and company stamp (Please write the name of the person signing in CAPITALS)	Signature and company stamp (Please write the name of the person signing in CAPITALS)

Place and date: _____________________

For Swisscom Mobile AG:

Urs Schaeppi	Adrian Jungo
Head of Commercial Business	Head of Purchasing & Logistics

Place and date:

Exhibit 10.17 Exhibit B, C, D

swisscom mobile

Local Annex B
IXI Mobile Ltd.

Process of the Rolling Purchase Volume Forecast

1 Subject and Structure of this Annex

In this annex the procedures and the process of the Rolling Purchase Volume Forecast shall be stated and defined.

This document shall constitute an annex ("Local Annex") to the "Commercial Agreement concerning the purchase of commercially traded Products" and shall form an integral part thereof.

2 The rolling purchase volume Forecast

With the rolling purchase volume Forecast Swisscom Mobile predicts the purchase volume for the following [redacted] months. To make a Forecast, the purchasing unit of Swisscom Mobile collects the relevant information from its sales' units and the on-hand inventories.

In the actual month Swisscom Mobile will place a binding order with Supplier on the [redacted] the month. Supplier shall confirm this binding order from Swisscom Mobile within [redacted] Days and shall state the Delivery dates as well as the Delivery volume, if delivered at several dates. In the [redacted] month Supplier delivers the quantity as stated by order confirmation of Supplier.

With the order Swisscom Mobile submits a prediction for the [redacted] Figures for the [redacted] month are the new ones; the amounts for [redacted] and for the [redacted] month are related to the amount stated for the third month. From the third to the second month Swisscom Mobile shall be authorised to enlarge or to reduce the purchasing volume within the range of [redacted] percent; from the [redacted] within the range of [redacted].

The purchasing unit of Swisscom Mobile aims to meet Supplier on a regular basis to substantiate the development of the business affairs (see also the Frame Agreement, Information Flow).

Created in: December 02
Printed in: Friday, 04 March 2005
Created by: Handset Sourcing Team

Local Annex B
Supplier
Page: 2

swisscom mobile

3 Illustration of the rolling purchase volume Forecast

The following graph illustrates the rolling purchase volume Forecast as described above:

Process of the rolling purchase volume Forecast for Supplier
Actual Month
First month
Second month
Third month
Forecastmeeting with Supplier

swisscom mobile

Annex C

Contacts of Parties

to Commercial Agreement

between

Swisscom Mobile AG

and

Supplier

SCM Contract no:	**2004-1434**
Created in:	**March 2004**
Created by:	**Terminal Sourcing Team**

Phone +41 31 342 11 11
Fax +41 31 892 20 95

Office address:
Elgerstrasse 13
CH-3050 Bern / Switzerland

© Swisscom Mobile AG
swisscom mobile
September 2003
Annex 2: Contacts of Parties
Page: 1

1 General Contacts

1.1 Swisscom Mobile

Purchasing	Riccardo Salamoni	Purchasing & Logistics Purchasing & Handset Management Phone No: +41 31 842 16 04 Fax: +41 31 842 20 95 eMail: riccardo.salamoni@swisscom.com
PM	Andreas Müller	Purchasing & Logistics Purchasing & Handset Management Phone No: +41 31 842 00 38 Fax: +41 31 842 20 95 eMail: andreas.müller1@swisscom.com
Technical matters	Bernhard Jenni	Network Operations & Maintenance Support & Integration Phone No: +41 31 842 82 69 Fax: +41 31 842 96 85 eMail: bernhard.jenni2@swisscom.com
Aftersales Services Management	Beat Dahinden	Purchasing & Logistics LPM Phone No: +41 31 892 96 84 Fax: +41 31 892 20 95 eMail: beat.dahinden@swisscom.com

1.2 Supplier

Sales & Marketing	Blaise Roulet	Phone No: +41 792 106 577 Fax: +41 21 623 7748 eMail: blaiser@ixi.com
PM	Peter Fornell	Phone No: +1.503.380.8807 Fax: +1.650.551.0601 eMail: peterf@ixi.com
Technical matters	Vladimir Holostov	Phone No: +972 54 5691 687 Fax: eMail: vladimirh@ixi.com

© Swisscom Mobile AG
swisscom mobile
September 2003
Annex 2: Contacts of Parties
Page: 2

2 General Addresses

Marketing and Sales Samples:

Swisscom Mobile AG, MC-CEB-PL-PHM-HPV, Bruno Roesti,
Eigerstrasse 13, CH-3050 Bern / Switzerland

Operator Samples:

Swisscom Mobile AG, MC-TO-EO-NOM-SU, Bernhard Jenni,
Belpstrasse 48, CH-3050 Bern / Switzerland

Dummies:

30 Dummies to:
Swisscom Mobile AG, MC-CEB-PL-PHM-HPV, Bruno Roesti,
Eigerstrasse 13, CH-3050 Bern / Switzerland

270 Dummies to:
Swisscom AG, Zentrallager, Technisches Zentrum,
Ostermundigerstrasse 103, 3050 Bern / Switzerland

Basically Information & Documentation:

Swisscom Mobile AG, MC-CEB-PL-PHM-HPD, Riccardo Salamoni,
Eigerstrasse 13, CH-3050 Bern / Switzerland

Swisscom Mobile AG, MC-CEB-PL-PHM-HMG, Andreas Müller,
Eigerstrasse 13, CH-3050 Bern / Switzerland

Product Information & Documentation:

Swisscom Mobile AG, MC-CEB-PL-PHM-HPV, Bruno Roesti,
Eigerstrasse 13, CH-3050 Bern / Switzerland

Invoicing Address:

Swisscom Mobile AG, Bern
Financing & Controlling
Financial Accounting
CH-3050 Bern / Switzerland

Place of Performance:

Swisscom Mobile AG
c/o ALSO ABC TRADING AG
Meierhofstrasse7
CH-6032 Emmen / Switzerland

Phone: +41 41 349 73 00
FAX: +41 41 349 70 61

Shipper:

GONDRAND Ltd.
Uferstrasse 70
CH-4002 Basel

Erich Mantin
Phone: +41 61 285 32 90
Fax: +41 61 281 05 94
e-mail: e.mantin@gondrand.ch

1(?) A012

Swisscom Mobile - IXI Mobile

Annex D to Commercial Agreement

Handset Terms Sheet (HTS) Supplier

Item name: ______________
Colour: ______________

BSP No. ______________
Contract No. 2005 - ______________

swisscom mobile

Month	
Topic	
Supplier	
Life-Time Quantity (LTQ) Total	0
Specials (Bundle, TPO ...)	
Sales Timeframe	
Marketing Timeframe	

Year	
Handset	
Price with Abo Swiss 24	
LTQ Forecast Channels	
Swisscom Shops	
distributors	
Direct Business	

Term		Agreed
Exclusivity		
	Time to Market	
	Platform	
	Design	
	Product Name	
	Branding	
Packaging		
	White Box	
	Supplier Standard Box	
	Vodafone Box	
Box contents		
	Device	
	Headset	
	Data Cable	
	Power Supply 110 V-230 V	
	CD	
	Memory Card	
	Additional 1 (Specify)	
	Additional 2 (Specify)	
	Additional 3 (Specify)	
	Manual German	
	Manual English	
	Manual French	
	Manual Italian	
Configuration & Branding	(According to Variant Sheet)	
After Sales Conditions		
	Warranty 24 Months	
	Repair Quota First Year %	
Tecnical Samples		
Pricing EUR		
SCM Invoice Price	Handset	0
SCM Invoice Price Extra 1	Headset	0
SCM Invoice Price Extra 2	User Guide	0
SCM Invoice Price Extra 3	etc	0
SCM Total Invoice Price	Value Chain Purchase & Handset Management	0
SCM VF Price Table Discount	according to VF Price Table	0
SCM local Discount	local Launch, MKT, incentives, Push etc.	0
SCM Total Discounts	Value Chain Sales / Credit Notes Sales	0
SCM Quarterly Bonus	Value Chain Purchase & Handset Management	0
SCM ESD	Value Chain SCM Finance	0
SCM Net/Net		0
VF Price Table Net/Net		0
Diff SCM / VF		0

Weeks before Launch	Days to	Task		Lead		
4.5 m 6 month	180	4.1 Longlist agreed	PDM	A. Müller	Mo	[redacted]
	182	4.2 Product Description	PDM	A. Müller	Mo	[redacted]
	183	4.3 HW Customisation defined	PDM	A. Baumann	Mo	[redacted]
	175	4.4 Input Forecast Volume	PHM-LVE	D. Franke	Sa	[redacted]
	178	4.5 Input Forecast Supplier	PHM-HPD	Purchaser	Sa	[redacted]
	170	4.6 Data management DBP/SAP/Maend	PHM-HPV	B. Roesli	Thu	[redacted]
	165	4.7 Data management PLATO	PHM-HMG	L. Meier	Tu	[redacted]
	173	5.1 Supplier Product Commercial Negotiation (Price)	PHM-HPD	Purchaser	Thu	[redacted]
	120	5.2 Shortlist Final (all limited)	PDM	A. Müller	Fr	[redacted]
3 month	91	6.1 Supplier Product Kick-Off Meeting	PHM PHD	Purchaser	Sa	[redacted]
	91	6.2 Sales start defined	RSB	A. Müller	Sa	[redacted]
	91	6.3 Sales Planning	PHM-HMG	L. Meier	Sa	[redacted]
	91	6.4 HW Branding approved	PHM-HMG	A. Baumann	Sa	[redacted]
	91	6.5.1 Input Manual Artwork	PDM/PDM	A. Baumann	Sa	[redacted]
	91	6.5.2 Input Menu Tree	PHM-HPV	A. Baumann	Sa	[redacted]
	91	6.6.1 Maintain Data management (Price/Colour etc)	PHM-HPV	D. Roesli	Sa	[redacted]
	91	6.6.2 Official Sales price info (Purchase- & Enduser price)	PHM-HPV	B. Roesli	Sa	[redacted]
	91	6.6.3 Agreed FX Contract (Price FX)	RSB	B. Roesli	Sa	[redacted]
	91	6.7.1 GoToMarket Meeting	RSB	A. Müller	Sa	[redacted]
	90	6.7.2 Marketing plan rendered	RSB	A. Müller	Sa	[redacted]
	90	6.7.3 Price Plan rendered	PDM	A. Müller	Se	[redacted]
	75	6.8.1 Manual Artwork approved	PDM	A. Baumann	We	[redacted]
	75	6.8.2 Menu Tree approved	PDM	A. Baumann	We	[redacted]
	74	6.8.3 VF Variant Sheet received	TD	A. Baumann	Tu	[redacted]
2 month	60	7.1.1 Technical Samples delivered to TD	PHM-HPV	A. Baumann	Tu	[redacted]
	60	7.1.2 Marketing Samples delivered to PL	PHM-HPD	B. Roesli	Tu	[redacted]
	60	7.2 Accessories defined	PL-HPV	S. Maurer	Tu	[redacted]
	60	7.3 GDD Dossier (Sales- and Purchase Plan)	PDM	B. Roesli	Tu	[redacted]
	60	7.4 Variant Sheet defined and sent to VF	PL-MKG	A. Baumann	Tu	[redacted]
	55	7.5 Photo Artwork defined and approved	PHM-HPV	D. Franke	Su	[redacted]
	40	7.6.1 PO Demo handsets	PHM-HPD	Purchaser	Mo	[redacted]
	42	7.6.2 PO Accessories placed	PHM-HPD	Purchaser	Mo	[redacted]
	42	7.6.3 PO Handset placed	PHM-HPD	Purchaser	Mo	[redacted]
	42	7.6.4 PO Box and Inlet placed	PL-MKG	D. Franke	Mo	[redacted]
	35	7.7 Box and Inlets approved	PL-MKG	D. Franke	Su	[redacted]
1 month	30	8.1 PO / date of delivery confirmed by supplier	PHM-HPD	Purchaser	Thu	[redacted]
	30	8.2 Final Go Airtime	RSB	A. Müller	Thu	[redacted]
	30	8.3 Test Requirement defined	PHM-HPD	Purchaser	Thu	[redacted]
	30	8.4 Logistic Resource booked	PL-LEM	Purchaser	Thu	[redacted]
	30	8.5 Product Info Sheet dispatched	PHM-HPV	B. Roesli	Thu	[redacted]
2 weeks	14	9.1 Delivery to ALSO	PHM-HPD	Purchaser	Sa	[redacted]
	14	9.2 Box and Inlets delivered to ALSO	PL-MKG	D. Franke	Sa	[redacted]
	14	9.3 Goods received acceptance	PL-LDM	Purchaser	Sa	[redacted]
	14	9.4 Bundling	PL-LDM	Purchaser	Sa	[redacted]
	30	9.5 Technical acceptance	TD	A. Baumann	Thu	[redacted]
	40	9.6 Variant acceptance	PDM	A. Baumann	Mo	[redacted]
	12	9.7 Integration acceptance	PDM	D. Franke	Se	[redacted]
	12	9.8 GoMarket acceptance	RSB	A. Müller	Su	[redacted]
1 week	0	10.1 Commercial Acceptance	PHM	S. Feber	Sa	[redacted]
	3	10.2 Allokation	PL-HPD	Purchaser	Sa	[redacted]
	5	10.3 Shipment started	PL-HPD	Purchaser	Mo	[redacted]
	4	10.4 Demo handset distributed	PHM-HPV	B. Roesli	Tu	[redacted]
SALES START					Sa	01.01.2005

01.03.2005

Annex D to Commercial Agreement

Swisscom Mobile - IXI Mobile

Communication/Promotion/Information					
Medium	Details	Total	% Mobile	Cost Mobile	Cost Supplier
Billboard Comp.			0%	0	0
TV: Spot, Tag On			0%	0	0
Print			0%	0	0
Airtime (POS Magazine)			0%	0	0
Chain Werbung			0%	0	0
Nat'l Update, e-Mail, Internet			0%	0	0
Contest			0%	0	0
POS Material			0%	0	0
POS Film			0%	0	0
Peroleran			0%	0	0
e-learning Modul			0%	0	0
Training for Sales Staff			0%	0	0
Nat'l City Credit Incentive			0%	0	0
Incentive			0%	0	0
Handzettel			0%	0	0
Quickstart Guide			0%	0	0
Packaging			0%	0	0
Specials			0%	0	0
Total / Share	Credit Notes / Bill BCH Sales		0		

Equipment						
Medium	Details	[illegible]	Cost	% Mobile	Cost Mobile	Cost Supplier
Devices for Tests & TV		0	0	0%	0	0
Devices for Sales Coaching		0	0	0%	0	0
Devices for the Press		0	0	0%	0	0
			0		0	0

Acceptance			
	Surname/Name	Visa	Date
initial through			
discussed with [name]			
discussed with [name]			
discussed with [name]			
discussed with [Supplier]			
discussed with [Supplier]			

swisscom mobile